EXHIBIT 10.1

EXECUTION VERSION

NEITHER THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: October 23, 2015

$5,154,507.77

9% SENIOR SECURED NOTE

DUE DECEMBER 23, 2015

FOR VALUE RECEIVED, Blue Earth, Inc., a Nevada corporation (the “Company”), having a principal place of business at 2298 Horizon Ridge Parkway, Suite 205, Henderson, NV 89052, hereby promises to pay to Jackson Investment Group, LLC, together with successors or its registered assigns (the “Holder”), the principal sum of $5,154,507.77 on December 23, 2015 (the “Maturity Date”), or such earlier date as this Senior Secured Note (hereinafter, this “Note”) is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof.  This Note is an additional Senior Secured Note issued pursuant to the Purchase Agreement (as defined below) and shall be entitled to all the benefits of the original Note in the Purchase Agreement.  This Note evidences the Company’s payment obligations to the Holder in respect of a loan advance in the aggregate amount of $4,940,000 made by Holder to the Company on the date hereof, a related three and one half percent (3.5%) closing fee (which fee is fully earned upon issuance of the October Note and due and payable by the Company to the Holder on the Maturity Date), and other fees and expenses (including attorneys’ fees) owing by the Company to the Holder in connection with the documentation and closing of this Note.  This Note is subject to the following additional provisions:

Section 1.

Definitions.  For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement and (b) the following terms shall have the following meanings:

“Brooks” means Brooks Heat & Power Ltd., a British Columbia, Canada corporation and indirect wholly-owned subsidiary of the Company.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company, or (ii) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than a majority of the aggregate voting power of the Company or the successor entity of such transaction, or (iii) the Company sells or transfers its assets, as an entirety or substantially as an entirety, whether in single transaction or a series of related transactions, to another Person and the stockholders of the Company immediately prior to such transaction own less than a majority of the aggregate voting power of the acquiring entity immediately after the transaction, or the Company ceases for any reason to be the direct or indirect holder of 100% of the outstanding Equity Interest of each of the Subsidiary Guarantors, (iv) a replacement at one time or within a three year period of more than one-half of the members of the Company’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Company of an agreement to which the Company  is a party or by which it is bound, providing for any of the events set forth above in (i) through (iv).

“Common Stock” means the common stock, par value $0.001 per share, of the Company and stock of any other class of securities into which such securities may hereafter have been reclassified or changed into.

“Dividend” means any direct or indirect distribution, dividend or payment to any Person on account of the Equity Interests of the Company or any of its Subsidiaries.

“Event of Default” shall have the meaning set forth in Section 5.

“Guarantor” shall have the meaning set forth in the Purchase Agreement.

“Guaranty” shall have the meaning set forth in the Purchase Agreement.

“Interest Payment Date” shall have the meaning set forth in Section 2(a).

“Late Fees” shall have the meaning set forth in Section 2(c).

“Mandatory Default Amount” shall equal the sum of 118% of the principal amount of this Note to be prepaid, plus all accrued and unpaid interest thereon.

“New York Courts” shall have the meaning set forth in Section 6(d).

“Note Register” shall have the meaning set forth in Section 3(c).

 “Original Issue Date” shall mean the date of the first issuance of the Note regardless of the number of transfers of the Note and regardless of the number of instruments which may be issued to evidence such Note or transfer thereof.

“Permitted Indebtedness” shall mean (a) with respect to Brooks, lease obligations and purchase money indebtedness incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets in accordance with Section 8.16 to the Purchase Agreement, provided any Lien thereon is limited to the assets so acquired or leased and to proceeds thereof, (b) with respect to Brooks, secured indebtedness in an aggregate principal amount not to exceed $16,300,000 which is incurred solely by Brooks with Caterpillar Financial Services Limited (“Cat Fin”) or similar source in connection with financing of the Brooks Project, and is to be secured by a first priority Lien in favor of Cat Fin on the Brooks Project provided that (i) any lien in favor of Cat Fin shall apply only to assets comprising the Brooks Project, and (ii) any lien subordination documentation in favor of Cat Fin shall be acceptable in form and substance satisfactory to the Holder, and (c) with respect to Blue Earth, indebtedness to Laird Q. Cagan under the promissory notes described in Schedule 7.28 of the Purchase Agreement provided that the aggregate amount of such indebtedness shall not at any time exceed $1,333,000 (less any repayments of principal made after March 10, 2015).

“Permitted Liens” shall mean: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of business, and (x) which do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien, and adequate reserves have been established in accordance with GAAP, (c) Liens securing Permitted Indebtedness described under  clause (b) of the definition thereof, provided that such Liens (x) shall not apply to any Collateral other than assets comprising the Brooks Project, and (y) any lien subordination documentation in favor of Cat Fin shall be acceptable in form and substance satisfactory to the Holder, and (d) Liens securing Permitted Indebtedness described under  clause (c) of the definition thereof, provided such Liens are limited to the Collateral comprising Blue Earth’s right, title and interest in five photovoltaic projects in Southern California defined as the Solar PV Joint Development Agreement (the “Sun Valley JDA”).

“Pledge Agreement” shall have the meaning set forth in the Purchase Agreement.

“Purchase Agreement” means the Note Purchase Agreement, dated as of September 10, 2015, by and among the Company and the original Holder, as amended by that certain Omnibus Amendment and Reaffirmation Agreement dated as of the date hereof among Lender, the Company and the Guarantors, and as further restated, modified or supplemented from time to time in accordance with its terms.

“Subsidiary” means, with respect to any specified Person, any other corporation, partnership, joint venture, association or other entity in respect of which such specified person or entity directly or indirectly either (a) owns not less than a majority of the overall economic equity or (b) has the power to elect a majority of the board of directors (or individuals serving a function similar to that of a board of directors of a corporation).

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

Section 2.

Interest.

a)

Payment of Interest in Cash . The Company shall pay interest to the Holder on the aggregate then outstanding principal amount of this Note at the rate of nine (9%) percent per annum which shall commence to accrue as of the Original Issue Date, and be payable in cash on the Maturity Date.

b)

Interest Calculations. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made.

c)

Late Fee.  To extent permitted under applicable law, all overdue principal and, accrued and unpaid interest to be paid hereunder shall entail a late fee at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law (the “Late Fees”) which shall accrue daily from the date such principal and/or interest is due hereunder through and including the date of actual payment in full.

d)

Prepayment.  The Company may, at its option, at any time elect to prepay to the Holders the Permitted Redemption Amount (as defined below), on the Permitted Redemption Date, by prepaying the aggregate unpaid principal amount of the Note, in whole, or in part (the “Permitted Redemption”).  On or prior to the date which is the fifth (5th) Business Day prior to the proposed Permitted Redemption Date, the Company shall deliver written notice (the “Permitted Redemption Notice”) to the Holders stating (i) that the Company elects to prepay the Note pursuant to the Permitted Redemption, and (ii) the proposed Permitted Redemption Date.  The Permitted Redemption Amount shall be equal to (A) all or a portion of the unpaid outstanding principal amount of the Note, (B) all accrued and unpaid interest with respect to such principal amount and all accrued and unpaid fees, and (C) all other amounts due under the Transaction Documents.  The Company acknowledges and agrees that subsection (d) represents bargained for consideration in exchange for the right and privilege to prepay the Note.

A Permitted Redemption Notice delivered pursuant to this subsection shall be irrevocable.  If the Company elects to prepay the Note pursuant to a Permitted Redemption under subsection (a), then the Permitted Redemption Amount which is to be paid to the Holders on the Permitted Redemption Date shall be redeemed by the Company on the Permitted Redemption Date, and the Company shall pay to the Holders on the Permitted Redemption Date, by wire transfer of immediately available funds, an amount in cash equal to the Permitted Redemption Amount.

Section 3.

 Registration of Transfers and Exchanges.

a)

Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.  No service charge will be made for such registration of transfer or exchange.

b)

Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

c)

Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4.

Negative Covenants. So long as any portion of this Note is outstanding, the Company will not, and will not permit any Subsidiary to, directly or indirectly:

a)

other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any Indebtedness of any kind, including but not limited to, a guarantee of any Indebtedness, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

b)

other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c)

amend its Articles of Incorporation, bylaws or other charter documents so as to materially and adversely affect any rights of the Holder;

d)

 Pay or declare any Dividend or make any other distribution on or on account of any class of its stock or other equity or make cash distributions of equity (other than its shares of EnSite Power, Inc. to the extent and only to the extent previously consented to in writing by the Holder), or make interest payments on equity, or redeem, purchase, or otherwise acquire, directly or indirectly, of any shares of its stock or other equity, except: (i) any Subsidiary may make distributions to the Company or any Guarantor, as the case may be and the Company may make investments in Guarantors (including the acquisition of additional shares of Equity Interests therein); or

e)

enter into any agreement with respect to any of the foregoing.

Section 5.

Events of Default.

a)

“Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.

any default in the payment of (A) the principal amount of any Note, or (B) interest or other amount (including Late Fees, but excluding principal which is covered by preceding clause (A) above) on, or liquidated damages in respect of, any Note, as and when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured, within 3 Business  Days; or

ii.

the Company or any other Obligor shall fail to observe or perform any other covenant contained in this Note or any other Transaction Document which failure is not cured, if possible to cure, within the earlier to occur of (A) 5 Business Days after notice of such default sent by the Holder or by any other Holder and (B) 10 Business Days after the Company shall become or should have become aware of such failure; or

iii.

a default or event of default (subject to any grace or cure period provided for in the applicable agreement, document or instrument) shall occur solely with regard to any Obligor, under (A) any of the Transaction Documents,  (B) any other material agreement, lease, document or instrument to which any Obligor is bound, (C) the Existing Term Loan Agreement; or

iv.

any representation or warranty made herein, in any other Transaction Documents by the Company or any other Obligor, in any written statement pursuant hereto or thereto, or in any other report, financial statement or certificate made or delivered to the Holder or any other holder of Notes shall be untrue or incorrect in any material respect as of the date when made or deemed made; or

v.

(i) the Company or any  other Obligor shall commence a case, as debtor, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any other Obligor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any other Obligor or (ii) there is commenced a case against the Company or any other Obligor, under any applicable bankruptcy or insolvency laws, as now or hereafter in effect or any successor thereto which remains undismissed for a period of 60 days; or (iii) the Company or any other Obligor is adjudicated by a court of competent jurisdiction insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or (iv) the Company or any other Obligor suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or (v) the Company or any other Obligor makes a general assignment for the benefit of creditors; or (vi) the Company or any other Obligor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (vii) the Company or any other Obligor shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (viii) the Company or any other Obligor shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or (ix) any corporate or other action is taken by the Company or any other Obligor for the purpose of effecting any of the foregoing; or

vi.

any Obligor shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of such Obligor in an amount exceeding $100,000 whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable; or

vii.

the Company or any other Obligor shall (A) be a party to any Change of Control Transaction, or (B) shall agree to sell or dispose of all or in excess of 50% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction), or (C) redeem or repurchase more than a de minimis number of its outstanding shares of Common Stock or other equity securities of the Company or such other Obligor, or (D) if the current Chief Executive Officer of the Company resigns or is removed from office without the prior written consent of the Holder which consent shall not be unreasonably withheld.

In addition to and not in limitation of the foregoing, the Company acknowledges and agrees that it is a condition to the funding by the Holder of the loan advance represented by this Note that the Company enter into (i) an agreement with the Purchasers in the form presented to the Holder on this date, under that certain the Securities Purchase Agreement dated as of October 15, 2015, as amended, between Borrower and Intracoastal Capital, LLC and Anson Investments Master Fund LP, as the Purchasers (the “Securities Purchase Agreement”), pursuant to which the Company may redeem all of the shares (the “Shares”) that were issued pursuant to the Securities Purchase Agreement at a price not greater than $0.65 per Share and under which all of the Series A and B warrants issued in connection with the sale of such Shares (the “Warrants”) shall thereafter be cancelled and forfeited and (ii) an amendment to the Securities Purchase Agreement pursuant to which each of the Purchasers as defined in that Agreement have agreed that sections 4.11 and 4.12 of such Securities Purchase Agreement are deleted and of no further force nor effect and an aggregate of 3,000,000 Series C warrants exercisable for five years at $0.55 per share shall be issued in exchange, which agreement and amendment must be in full force and effect as of the time of execution of this Note, and any failure by the Company to fully and timely satisfy such condition prior to such funding by the Holder shall constitute an immediate Event of Default hereunder. The proceeds of this Note may only be used by the Company to repurchase the Shares that were issued pursuant to the Securities Purchase Agreement at a price not greater than $0.65 per Share and any failure by the Company to use the proceeds in accordance with the provisions of this Note shall constitute an immediate Event of Default hereunder.

b)

Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with all interest, fees (including late fees), expenses and all other amounts owing in respect thereof under this Note and the Transaction Documents, shall become, at the Holder’s election, immediately due and payable in cash via wire transfer; provided that upon the occurrence of any Event of Default of the type described under clauses (i) or (ii) of Section 5(a)(v), the full principal amount of this Note, together with all interest, fees (including late fees), expenses and all other amounts owing in respect thereof under this Note and the Transaction Documents, shall automatically become immediately due and payable in cash, without any notice to the Company or any other act by the Holder.  The aggregate amount payable upon an Event of Default shall be equal to the Mandatory Default Amount.  Commencing 5 days after the occurrence of any Event of Default, the interest rate on this Note shall accrue at the rate of 18% per annum, or such lower maximum amount of interest permitted to be charged under applicable law.  Upon the payment in full in cash to the Holder of the Mandatory Default Amount on this entire Note the Holder shall promptly surrender this Note to or as directed by the Company.  The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment in cash under this Section shall have been received by it.  No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.  In addition to and not in limitation of the foregoing, (i) upon the occurrence and during the continuance of any Event of Default, the Holder shall have all rights and remedies provided for under this  Note, the other Transaction Documents and under applicable law, (ii) no Holder remedy herein or therein conferred or reserved is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given to Holder under this Note and each other Transaction Document or now or hereafter existing at law or in equity or by statute, (iii) no delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient, and (iv) in order to exercise any remedy reserved to the Holder under this Note or any other Transaction Document, it shall not be necessary to give any notice, other than such notice as may be herein expressly required herein or in such other Transaction Document.

Section 6.

Miscellaneous.

a)

Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, by e-mail sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (702) 263-1824, Attn: Chief Executive Officer, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section or via email prior to 5:30 p.m. (Pacific time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (Pacific time) on any date and earlier than 11:59 p.m. (Pacific time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, (iv) upon actual receipt by the party to whom such notice is required to be given or (v) upon receipt when sent by e-mail, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party.

b)

Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. Time is of the essence of this Note. This Note is a direct debt obligation of the Company.  This Note ranks pari passu with all other senior Indebtedness of the Company.

c)

Lost or Mutilated Note.  If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

d)

Governing Law.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF THAT WOULD DEFER TO THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION.

EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY ANY OF THE TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED IN THE STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY, NEW YORK (SUCH COURTS REFERRED TO HEREIN AS THE “NEW YORK COURTS”).  EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE NEW YORK COURTS FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR SUCH NEW YORK COURTS ARE IMPROPER OR INCONVENIENT VENUE FOR SUCH PROCEEDING.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS NOTE AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS NOTE, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS ATTORNEYS’ FEES AND OTHER COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.  NOTHING IN THIS NOTE OR ANY OTHER TRANSACTION DOCUMENT SHALL AFFECT ANY RIGHT THAT THE HOLDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AGAINST ANY OBLIGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

e)

Waiver.  Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note.  The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note.  Any waiver must be in writing.

f)

Severability.  If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such power as though no such law has been enacted.

g)

Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and shall continue to accrue interest through, but not including such date of payment.

h)

Headings.  The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

i)

Successors and Assigns.  This Note shall be binding upon the Company’s successors and assigns.  The Company may not assign or delegate its obligations under this Note to any other Person without the prior written consent of the Holder.

j)

Secured Obligation.  The obligations of the Company under this Note are secured by certain assets of the Company and the Guarantors pursuant to (i) the Pledge Agreement, and (ii) the Guaranty.

k)

Assignment.  The Holder may sell, transfer, assign, pledge, or otherwise dispose of all or any portion of this Note to any person or entity.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Company has caused this Senior Secured Note to be duly executed by a duly authorized officer as of the date first above indicated.

Blue Earth, Inc.

By:   /s/  G. Robert Powell

Name:   G. Robert Powell

Title:     Chief Executive Officer